SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                          First Merchants Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                 Larry R. Helms
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

Common Stock
________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                           FIRST MERCHANTS CORPORATION
                             200 EAST JACKSON STREET
                              MUNCIE, INDIANA 47305


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2004


The annual meeting of the shareholders of First Merchants Corporation (the "Corporation") will be held at the Horizon Convention Center, 401 South High Street, Muncie, Indiana 47305, on Thursday, April 22, 2004, at 3:30 p.m. for the following purposes:

(1) To elect four directors, to hold office for a term of three years and until their successors are duly elected and qualified.

(2) To act on a proposal to approve the First Merchants Corporation 2004 Employee Stock Purchase Plan.

(3) To ratify the appointment of the firm of BKD, LLP as the independent public accountants for 2004.

(4) To transact such other business as may properly come before the meeting.

Only those shareholders of record at the close of business on February 13, 2004 shall be entitled to notice of and to vote at the meeting.


                                              By Order of the Board of Directors


                                              Larry R. Helms
                                              Secretary

Muncie, Indiana
March 5, 2004



                             YOUR VOTE IS IMPORTANT!

        YOU ARE URGED TO SUBMIT YOUR PROXY VIA THE TELEPHONE OR INTERNET,
       OR TO SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID
        ENVELOPE, AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT
                THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                                                                   March 5, 2004

                           FIRST MERCHANTS CORPORATION

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2004

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors (the "Board") of First Merchants Corporation (the "Corporation") for use at the annual meeting of shareholders of the Corporation to be held April 22, 2004. The distribution of these proxy materials is expected to commence on March 5, 2004.

Please sign, date and return your proxy card or submit your proxy via the telephone or Internet as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. If you plan to vote by telephone or Internet, you should have your control number, which is imprinted on your proxy card, available when you call or access the web page.

         o To vote by telephone, please call toll-free 1-800-PROXIES (1-800-776-9437) on a touch-tone telephone and follow the instructions.

         o To vote by Internet, please access the web page "www.voteproxy.com" and follow the on-screen instructions.

Similar instructions are included on the enclosed proxy card.

Any shareholder giving a proxy has the right to revoke it any time before it is exercised by giving written notice of revocation to the Secretary received prior to the meeting, by voting again in writing or via the telephone or Internet, or by voting in person at the meeting. The shares represented by proxies will be voted in accordance with the instructions on the proxies. In the absence of specific instructions to the contrary, proxies will be voted for election to the Board of Directors of all nominees listed in Item 1 of the proxy, for approval of the First Merchants Corporation 2004 Employee Stock Purchase Plan, and for ratification of the appointment of BKD, LLP as the Corporation's independent public accountants for 2004. If any director nominee named in this proxy statement shall become unable or declines to serve (an event which the Board does not anticipate), the persons named as proxies will have discretionary authority to vote for a substitute nominee named by the Board, if the Board determines to fill such nominee's position.

VOTING SECURITIES

Only shareholders of record at the close of business on February 13, 2004 will be entitled to notice of and to vote at the annual meeting. 18,535,682 shares of common stock were outstanding and entitled to vote as of February 13, 2004.

Each share of the Corporation's common stock is entitled to one vote. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors. The affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy is required for approval of all items submitted to the shareholders for their consideration other than the election of directors. The Secretary will count the votes and announce the results of the voting at the meeting. Abstentions will be counted for the purpose of determining whether a quorum is present but for no other purpose. Broker non-votes will not be counted.

The Corporation's subsidiaries held 1,709,268 shares of the Corporation's common stock as of February 13, 2004 in various fiduciary capacities, in regular, nominee or street name accounts, consisting of 9.22% of the Corporation's outstanding shares. Beneficial ownership of shares so held is disclaimed by the Corporation. It is the practice of the respective subsidiaries when holding shares as sole trustee or sole executor to vote the shares but, where shares are held as co-executor or co-trustee, approval is obtained from the co-fiduciary prior to voting.

ELECTION OF DIRECTORS

Four directors will be elected at the annual meeting.

The persons named below have been nominated for election to the Board of Directors, with terms expiring as of the 2007 annual meeting of shareholders. All of the nominees are currently members of the Board.

Those persons nominated as directors include:
                                                                                                Director
Name and Age                          Present Occupation                                          Since
------------                          ------------------                                          -----

Class I (Terms expire 2007):

Michael L. Cox                        President and Chief Executive Officer of the  Corporation    1984
age 59

Norman M. Johnson                     Chairman of the Board, The Union County National Bank of     1996
age 69                                Liberty ("Union County"), a wholly owned subsidiary of
                                      the Corporation, and retired Executive Vice President of
                                      Stein Roe & Farnham, Investment Counsel


Thomas D. McAuliffe(1)                President and Chief Executive Officer, Commerce National     2003
age 54                                Bank ("Commerce"), a wholly owned subsidiary of the
                                      Corporation

Robert M. Smitson                     Chairman of the Board, Maxon Corporation (Maxon              1982
age 67                                Corporation designs and manufactures specialty industrial
                                      combustion systems and valves.)

Those persons named below continue to serve as directors:

Class II (Terms expire 2005)

Stefan S. Anderson                    Chairman of the Board of the Corporation and First           1982
Age 69                                Merchants Bank, National Association ("First Merchants"),
                                      a wholly owned subsidiary of the Corporation

Frank A. Bracken                      Retired attorney, Bingham McHale LLP                         1994
age 69

Blaine A. Brownell                    CEO, U21pedagogica, Ltd. (U21pedagogica, Ltd. is an          2001
Age 61                                international supplier of quality assurance services to
                                      higher education)

                                                                                                 Director
Name and Age                          Present Occupation                                          Since
------------                          ------------------                                          -----
Thomas B. Clark                       Retired Chairman of the Board, President and Chief           1989
age 58                                Executive Officer, Jarden Corporation (Jarden Corporation
                                      manufactures metal and plastic products.)

Class III (Terms expire 2006)

Roger M. Arwood                       Executive Vice President and Chief Operating Officer of      2000
age 52                                the Corporation

James F. Ault                         Chairman of the Board, The Madison Community Bank,           1999
age 68                                National Association ("Madison"), a wholly owned
                                      subsidiary of the Corporation, and retired executive of
                                      General Motors Corporation

Richard A. Boehning(2)                Attorney, Bennett, Boehning & Clary                          2002
age 66

Barry J. Hudson                       Chairman of the Board, First National Bank of Portland       1999
age 64                                ("First National"), a wholly owned subsidiary of the
                                      Corporation

Robert T. Jeffares(2)                 Retired Executive Vice President and Chief Financial         2002
age 68                                Officer, Great Lakes Chemical Corporation


(1) Under an Agreement of Reorganization and Merger between the Corporation and CNBC Bancorp, the Board appointed Mr. McAuliffe as a member of the Board on April 15, 2003 and agreed to nominate him for election to a full 3-year term as a director at the 2004 annual meeting of shareholders.

 (2) Under an Agreement of Reorganization and Merger between the Corporation and Lafayette Bancorporation, the Board appointed Messrs. Boehning and Jeffares as members of the Board on May 14, 2002 and agreed to nominate them for election to full 3-year terms as directors at the 2003 annual meeting of shareholders.

The occupations set forth above have been the principal occupations of the director-nominees and continuing directors during the past 5 years except as follows:

Mr. Anderson was also President of the Corporation from 1982 to 1998 and CEO from 1982 to 1999, and he was President of First Merchants from 1979 to 1996 and CEO from 1979 to 1999. Mr. Arwood was Executive Vice President and Chief Credit Officer of Boatmen's Bank from 1988 until 1997, when he became Executive Vice President, Credit Risk Management, of NationsBank/Bank of America. He joined the Corporation and First Merchants in 2000 and served as Executive Vice President of the Corporation and President and CEO of First Merchants from 2000 to 2002. He became Executive Vice President and COO of the Corporation in 2002. Mr. Ault became Chairman of the Board of Anderson Community Bank when it was formed in 1995, and he became Chairman of the Board of Madison in 1999, when Anderson Community Bank was merged into Pendleton Banking Company to form Madison. Mr. Bracken was Of Counsel with the Bingham Summers Welsh & Spilman LLP law firm from 1994 to 2001. The firm changed its name to Bingham McHale LLP in 2002. Dr. Brownell was Executive Director of the Center for International Programs and Services at the University of Memphis from 1998 to 2000, and he was President of Ball State University from 2000 to 2004. He became CEO of U21pedagogica, Ltd. in

2004. Mr. Clark served as President and CEO of Alltrista Corporation from 1995 to 2001, and as Chairman of the Board from 2000 to 2001. Alltrista Corporation changed its name to Jarden Corporation in 2002. Mr. Cox was President of First Merchants from 1996 to 2000 and CEO from 1999 to 2000. He has served as President of the Corporation since 1998 and as its CEO since 1999. Mr. Hudson has served as Chairman of the Board of First National since 1982, and he was also President of First National from 1982 to 1998 and CEO from 1982 until 2000. Mr. Johnson became Chairman of the Board of Union County in 2002.

Mr. Bracken is also a director of Ball Corporation.

MEETINGS OF THE BOARD

The Board of Directors of the Corporation held 7 meetings during 2003. All of the directors attended at least 75% of the total number of meetings of the Board and the committees on which they served.

COMPENSATION OF DIRECTORS

The directors of the Corporation who are employees of the Corporation or one of its subsidiaries received no separate compensation for their services as directors in 2003, except that, for his services as a director and Chairman of the Board of First National, Mr. Hudson was paid $6,426 in 2003, of which $4,356 was deferred compensation under an insurance-funded deferred compensation plan maintained by First National. The directors of the Corporation who are not employees were paid an annual retainer of $7,600 in 2003, except that Mr. Anderson was paid an annual retainer of $15,000 for his services as Chairman of the Board of Directors of the Corporation. The directors who are not employees also received $600 for each Board meeting and $400 for each committee meeting they attended, except that the Board and committee chairmen received $800 and $600, respectively, for each meeting they attended. Messrs. Anderson and Smitson also serve as directors of First Merchants, for which Mr. Smitson received an annual retainer of $5,000 in 2003 and Mr. Anderson, as Chairman of the First Merchants Board, received an annual retainer of $10,000. They also received $500 for each First Merchants Board meeting they attended, except that Mr. Anderson, as Board Chairman, received $800. Messrs. Anderson and Smitson served on committees of First Merchants and were paid $300 for each committee meeting they attended, except that Mr. Smitson, as Chairman of the First Merchants Executive Committee, received $400 per meeting. For his services as a director and Chairman of the Board of Directors of Madison, Mr. J. F. Ault was paid $375 for each Board meeting and $50 for each committee meeting he attended in 2003. Messrs. Boehning and Jeffares also serve as directors of Lafayette Bank and Trust Company, National Association ("Lafayette"), a wholly owned subsidiary of the Corporation, for which they received a retainer of $19,800 in 2003. Lafayette also provided them life insurance coverage in the amount of $6,000 for these services. For his services as a director and Chairman of the Board of Directors of Union County, Mr. Johnson was paid a retainer of $3,800 and an additional $5,025 for attending Board and committee meetings during 2003. Union County also paid him a bonus of $1,324 and provided him life insurance coverage in the amount of $30,000 for these services.

On July 1, 2003, options were granted under the provisions of the Corporation's 1999 Long-term Equity Incentive Plan to each of the non-employee directors to purchase shares of the Corporation's common stock. Taking into account the 5% common stock dividend that was distributed on September 12, 2003 to shareholders of record at the close of business on August 29, 2003, each option is for 1,157 shares at an option price of $23.46 per share, the market price on the date of the grants.

The Corporation maintains an unfunded deferred compensation plan which gives each director an annual election to defer the receipt of director's fees. Any amounts reflected in a director's account under the plan are credited with interest at a rate equal to First Merchants' 18-month variable rate IRA account rate. Payments commence when the participant is no longer a director of the Corporation or First Merchants. During 2003, one of the Corporation's directors participated in the plan, deferring fees totaling $13,400.

BOARD INDEPENDENCE

The Board has determined that each of the director-nominees and continuing directors is an "independent director," as defined in Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. ("Nasdaq"), except for Mr. Cox, the President and Chief Executive Officer of the Corporation, Mr. Arwood, the
Executive Vice President and Chief Operating Officer of the Corporation, Mr. Hudson, the Chairman of the Board of First National, and Mr. McAuliffe, the President and Chief Executive Officer of Commerce. All of the members of the Nominating and Governance Committee, the Compensation and Human Resources
Committee, and the Audit Committee are "independent directors," as defined in Nasdaq Marketplace Rule 4200(a)(15).

COMMITTEES OF THE BOARD

Nominating and Governance Committee
-----------------------------------

The Corporation has a Nominating and Governance Committee whose purpose is to seek to ensure continuation of the effectiveness and independence of the Board of Directors. The Committee is responsible for reviewing the credentials of persons suggested as prospective directors, nominating persons to serve as directors and as officers of the Board of Directors, including the slate of directors to be elected each year at the annual meeting of shareholders, making recommendations concerning the size and composition of the Board of Directors, as well as criteria for Board membership, making recommendations concerning the Board's committee structure and makeup, providing for continuing education of the directors and self-assessment of the Board's effectiveness, and overseeing the Corporate-wide Code of Conduct and the Code of Ethics for senior financial officers of the Corporation. The Nominating and Governance Committee's Charter is available in the "Corporate Governance Disclosure" section of the Corporation's web site at www.firstmerchants.com. The members of the Nominating and Governance Committee are Messrs. Clark (Chairman), Ault, Boehning and Smitson. Mr. Anderson serves ex officio on the Committee as Chairman of the Board of the Corporation. The Nominating and Governance Committee met 2 times during 2003.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee is presently developing written criteria for membership on the Board of Directors but has not yet finalized these criteria. The Committee's process for identifying and evaluating nominees is as follows: (a) for incumbent directors whose terms are expiring, it reviews the quality of their prior service to the Corporation, including the nature and extent of their participation in the Corporation's governance and their contributions of management and financial expertise and experience to the Board and the Corporation; and (b) for new director candidates, in addition to their expertise, experience, reputation and stature, it considers whether their skills are complementary to those of existing Board members, whether they will fulfill the Board's needs for management, financial, technological or other expertise, and whether they are likely to have sufficient time to responsibly perform all of their duties as directors. The Nominating and Governance Committee considers candidates coming to its attention through current Board members, search firms, shareholders and other persons. Suggestions for nominees from shareholders are evaluated in the same manner as other nominees. Any shareholder nominations must be submitted in writing and should include the nominee's name and qualifications and be addressed to the Secretary, First Merchants Corporation, 200 East Jackson Street, Muncie, Indiana 47305. There are no nominees for election to the Corporation's Board of Directors at the 2004 annual shareholders' meeting other than directors standing for re-election.

Compensation and Human Resources Committee
------------------------------------------

The Corporation has a Compensation and Human Resources Committee whose functions are: (a) to review and approve the compensation and benefits to be paid to the executive officers and senior management employees of the Corporation and the chief executive officers of its subsidiaries, and (b) to review and approve the compensation and benefits to be paid to the executive officers and senior management employees and the compensation ranges and benefits for other officers and employees of the Corporation's subsidiaries. The authority to periodically adjust the compensation and benefits of employees, other than executive officers and senior management of the Corporation and the chief executive officers of its subsidiaries, has been delegated by the Committee to the chief executive officers of the subsidiaries. The Compensation and Human Resources Committee is responsible for the administration of the Corporation's incentive compensation and stock plans. The members of the Committee are Messrs. Smitson (Chairman), Anderson, Bracken, Clark and Johnson. The Committee met 3 times during 2003.

Compensation and Human Resources Committee Interlocks and Insider Participation

No member of the Compensation and Human Resources Committee was an officer or employee of the Corporation during 2003. Mr. Anderson was the Chief Executive Officer of the Corporation and First Merchants until his retirement on April 16, 1999.

Compensation and Human Resources Committee Report on Executive Compensation

General Compensation Policy. The Compensation and Human Resources Committee administers the Corporation's executive compensation program, which is intended to provide incentives to executive officers to achieve both current and long-term strategic management goals of the Corporation, with the ultimate objective of achieving a superior return on the shareholders' investment. To this end, the program is comprised of cash and equity-based components which recognize performance as measured against the Corporation's annual and long-term goals as well as performance evaluated in comparison to industry peers. Equity-based compensation, including the Employee Stock Purchase Plan, the Long-term Equity Incentive Plan, and Deferred Stock Units under the Senior Management Incentive Compensation Program, encourages ownership and retention of the Corporation's common stock by key employees, assuring that they have a meaningful stake in the Corporation's continued success and thereby aligning the interests of these employees and shareholders.

The executive compensation program is designed to assist the Corporation in achieving its business objectives by: maintaining a competitive compensation program to attract and retain qualified executives; providing performance-based incentive compensation that is directly related to the Corporation's financial performance and individual contributions to that performance; and linking compensation to factors which affect short-term and long-term stock performance. The manner in which the Committee establishes the compensation and incentives for Mr. Cox, the Corporation's chief executive officer, and the other executive officers listed in the Summary Compensation Table on page 10 is described below.

Cash Compensation. The annual cash compensation paid to the Corporation's executive officers for 2003, consisting of salary and incentive compensation, was determined by the Compensation and Human Resources Committee. The salaries paid to the executive officers named in the Summary Compensation Table for 2003 are shown in the "Salary" column of that Table. These salaries were subjectively determined after consideration of the executive officer's individual responsibilities, performance, experience, the chief executive officer's evaluation of the other executive officers, a review of several measurements of the Corporation's short-term and long-term financial results compared with industry peers, various industry salary surveys, and other factors such as budgetary considerations and inflation rates.

The incentive compensation paid to the Corporation's executive officers for 2003 was determined under the Senior Management Incentive Compensation Program. This Program incorporates modern incentive plan techniques and executive retention features for the purpose of closely aligning the interests of executives with those of shareholders. Under the Program, at or near the beginning of each calendar year, the Committee assigns each of the Program participants a target bonus for the year that is a percentage of salary. The participant's incentive compensation for the year is based on accomplishment of specific performance levels set forth in the Program. The chief executive officer's and chief operating officer's bonuses depend on meeting targets with respect to the Corporation's operating return on equity and improvements in the Corporation's operating earnings per share and diluted GAAP earnings per share compared to the previous year. The other executive officers' bonuses depend on meeting targets with respect to improvement in the Corporation's operating earnings per share compared to the previous year and accomplishing individual benchmarks as determined by the chief executive officer. In order to avoid wide swings in payouts and to better focus the Program participants on long-term results, the Program provides that 60% of any bonus paid to the participants will be based on current year performance and 40% will be based on the previous year's payout. To further the purpose of executive retention, 2/3 of each participant's bonus is payable to the participant in cash following the end of the calendar year, and the other 1/3 is payable in Deferred Stock Units two years after the bonus is earned (unless the portion payable in Deferred Stock Units is less than $1,000, in which case the entire bonus is payable in cash). When payable, the Deferred Stock Units are valued at an amount equal to the fair market value of the Corporation's common stock on the December 31 preceding the payment date plus accumulated dividends. Payment is made to the participant in cash. The Deferred Stock Units are forfeited if the participant's employment is terminated for cause or is voluntarily terminated by the participant (except on account of retirement, death or disability) prior to the date of payment. The participant may elect to defer payment of all or part of the cash portion of the bonus by filing an election to do so in the manner described in the Program. Deferred amounts will be credited with interest quarterly based on the current 5-year U.S. Treasury Bond rate.

The cash portion of the bonuses for 2003 for the executive officers named in the Summary Compensation Table is set forth in the "Bonus" column of that Table, and the Deferred Stock Unit portion of these bonuses is set forth in the Long-Term Incentive Plan Awards Table on page 12. Cash amounts paid to these executive officers for Deferred Stock Units earned in 2001 are set forth in the "LTIP Payouts" column of the Summary Compensation Table. For 2003, Mr. Cox's target bonus was 45% and Mr. Arwood's was 40% of salary. The target bonuses of Messrs. Connors, Hardwick and Helms were each 30% of salary. None of the executive officers earned bonuses for 2003 based on the return on equity, operating earnings per share, and diluted GAAP earnings per share components of the Program. Messrs. Connors, Hardwick and Helms earned bonuses for 2003 based on accomplishing individual benchmarks as determined by the chief executive officer. The actual 2003 bonus payouts to Messrs. Cox, Arwood, Connors, Hardwick and Helms, based 60% on 2003 performance and 40% on 2002 payouts, were 7.20%, 5.82%, 4.68%, 7.48% and 9.55% of salary, respectively.

Equity-based Compensation. The equity-based compensation paid to the Corporation's executive officers for 2003, in addition to the Deferred Stock Units under the Senior Management Incentive Compensation Program described above, included compensation under the Corporation's Long-term Equity Incentive Plan and 1999 Employee Stock Purchase Plan.

The Long-term Equity Incentive Plan is briefly described in the paragraph on page 10 immediately preceding the Option Grants in Last Fiscal Year Table. The number of shares for which the Compensation and Human Resources Committee awarded options under the Plan to the executive officers named in the Summary Compensation Table during 2003 is set forth in the "Number of Securities Underlying Options Granted" column of the Option Grants in Last Fiscal Year Table.

The 1999 Employee Stock Purchase Plan generally provides that full-time employees of the Corporation or a participating subsidiary with more than 6 months of service may elect, prior to the offering period (July 1 to June 30), to purchase common shares of the Corporation at a price equal to 85% of the lesser of the market price of the stock at the beginning of the period and the market price at the end of the period. For the offering period ending June 30, 2003, Messrs. Cox, Arwood, Connors, Hardwick and Helms purchased 761, 0, 0, 222 and 126 shares, respectively, under the 1999 Employee Stock Purchase Plan. The 1999 Employee Stock Purchase Plan covers 5 offering periods expiring on June 30, 2004.

Other Compensation. The executive officers are also covered by medical and retirement plans that are generally applicable to full-time employees of the Corporation and its subsidiaries. The retirement plans covering each of the executive officers are the First Merchants Corporation Retirement Pension Plan, a qualified defined benefit pension plan (described on page 12 in the section entitled "Compensation of Executive Officers -- Pension Plans"), and the First Merchants Corporation Retirement Savings Plan, a qualified Internal Revenue Code ss.401(k) defined contribution pension plan (referred to in note (2) to the Summary Compensation Table). Mr. Cox and Mr. Arwood are also covered by the First Merchants Corporation Supplemental Executive Retirement Plan, a nonqualified SERP plan (described in the section entitled "Compensation of Executive Officers -- Pension Plans").

The above report is submitted by:

FIRST MERCHANTS CORPORATION COMPENSATION
AND HUMAN RESOURCES COMMITTEE
Robert M. Smitson, Chairman
Stefan S. Anderson
Frank A. Bracken
Thomas B. Clark
Norman M. Johnson

Audit Committee
---------------

The Corporation has an Audit Committee which assists the Board (1) in its oversight of the Corporation's accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures, (2) in its oversight and supervision of the Corporation's internal audit function, (3) in its oversight of the certification of the Corporation's quarterly and annual financial statements and disclosures and assessment of internal disclosure controls by the Corporation's CEO and CFO, (4) in its oversight of the Corporation's consolidated financial statements and the independent external audit thereof, and (5) in evaluating the independence of the external auditors. The Audit Committee recommends the selection of the independent auditor for approval by the Board and ratification by the shareholders, and it approves the independent auditor's compensation. In 2003 the Board of Directors amended the written charter for the Audit Committee. A copy of the amended charter is attached as Appendix A. The members of the Audit Committee are Messrs. Ault (Chairman), Anderson, Brownell, Clark, Jeffares and Smitson. John E. Worthen, who is retiring as a director of the Corporation as of the 2004 annual meeting, was also a member of the Audit Committee during 2003. In accordance with Section 407 of the Sarbanes-Oxley Act, the Corporation has identified Mr. Jeffares as the "Audit Committee financial expert." The Audit Committee met 5 times during 2003.

Audit Committee Report

The Audit Committee reports as follows:

(1) The Committee has reviewed and discussed the audited financial statements of the Corporation for 2003 with the Corporation's management.

(2) The Committee has discussed with BKD, LLP, the Corporation's independent auditors for 2003, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380), as modified or supplemented.

(3) The Committee has received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), as modified or supplemented, and has discussed with BKD, LLP its independence from the Corporation.

(4) Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements of the Corporation be included in the Corporation's Annual Report on Form 10-K for the 2003 fiscal year for filing with the Securities and Exchange Commission.

The above report is submitted by:

FIRST MERCHANTS CORPORATION AUDIT COMMITTEE
James F. Ault, Chairman
Stefan S. Anderson
Blaine A. Brownell
Thomas B. Clark
Robert T. Jeffares
Robert M. Smitson
John E. Worthen

COMPENSATION OF EXECUTIVE OFFICERS

The tables in this section of the Proxy Statement contain information concerning the compensation of the Corporation's Chief Executive Officer and its 4 most highly compensated executive officers other than the Chief Executive Officer as of the Corporation's most recent fiscal year-end, December 31, 2003. The information in these tables concerning stock options has been adjusted to give retroactive effect to the 5% common stock dividends that were distributed on September 24, 2001, September 13, 2002, and September 12, 2003 to shareholders of record at the close of business on September 3, 2001, August 30, 2002, and August 29, 2003, respectively.

Summary Compensation Table
--------------------------

The following table contains information concerning the compensation paid by the Corporation and its subsidiaries for the years 2001, 2002 and 2003 to the Corporation's Chief Executive Officer and its 4 most highly compensated executive officers other than the Chief Executive Officer.


                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------

                                           Annual Compensation     Long Term Compensation
                                          -------------------------------------------------
                                                                      Awards     Payouts
                                                                  -------------------------
-----------------------------------------------------------------------------------------------------------
                                                                    Securities
            Name and                                                Underlying     LTIP      All Other
       Principal Position          Year      Salary     Bonus(1)     Options    Payouts(1)Compensation(2)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   Michael L. Cox                  2003     $326,715     $15,360      13,125     $38,988       $2,500
     President and Chief           2002      285,941     33,600       13,781      41,880       3,231
     Executive Officer             2001      255,359     63,450       11,576                   3,125

   Roger M. Arwood                 2003      234,699      8,930       10,500      21,630         0
     Executive Vice President      2002      209,218     19,899       11,025      8,142          0
     and                           2001      188,834     35,201       9,261                      0
     Chief Operating Officer(3)

   Robert R. Connors               2003      166,231      5,085       5,250         0          2,002
     Senior Vice President,        2002      51,361       3,391       3,308         0           641
     Operations and Technology(4)

   Mark K. Hardwick                2003      132,722      6,732       5,250       4,553        1,901
     Senior Vice President and     2002      103,294      6,787       4,410       1,703        1,383
     Chief Financial Officer(5)    2001      77,885       7,410       1,736                     954

   Larry R. Helms                  2003      135,817      8,426       5,250       10,256       1,918
     Senior Vice President,        2002      125,619     12,134       5,513       6,114        1,470
     Administrative Services,      2001      115,422     16,690       5,325                    1,404
     General Counsel and
     Corporate Secretary

-----------------------------------------------------------------------------------------------------------

(1) Under the Corporation's Senior Management Incentive Compensation Program , the bonuses earned by each executive officer are paid 2/3 in cash following the end of the fiscal year and 1/3 in Deferred Stock Units that are payable in cash two years later, unless the Units are forfeited due to termination of the executive officer's employment for cause or because the executive officer voluntarily terminated employment (except on account of retirement, death or disability) prior to payment. The portion of each year's bonus paid in Deferred Stock Units is not reportable in the Summary Compensation Table, but is disclosed in the Long-term Incentive Plan Awards Table below. The LTIP Payouts column in the Summary Compensation Table sets forth the cash amounts paid in the year indicated for Deferred Stock Units earned by the executive officer two years earlier under the Senior Management Incentive Compensation Program. The first year for which LTIP Payouts were made under the Program was 2002.

(2) Represents employer matching contributions for fiscal year to First Merchants Corporation Retirement Savings Plan (a ss.401(k) plan).

(3) Mr. Arwood was employed as Executive Vice President of the Corporation and First Merchants on March 1, 2000. He was President and CEO of First Merchants from September 19, 2000 until he was appointed Executive Vice President and COO of the Corporation on August 13, 2002.

(4) Mr. Connors was employed as Senior Vice President, Operations and Technology of the Corporation on August 26, 2002.

(5) Mr. Hardwick was promoted from Vice President to Senior Vice President of the Corporation on August 13, 2002. He became CFO on April 11, 2002. He served as Corporate Controller prior to that date.

Option Grants Table
-------------------

The 1999 Long-term Equity Incentive Plan, which became effective as of July 1, 1999, authorizes the Compensation Committee to grant stock-based incentive awards, including stock options, to eligible employees of the Corporation or any subsidiary. The following table contains information concerning individual grants of stock options under the plan made during 2003 to each of the executive officers named in the Summary Compensation Table above. Each option was to purchase the Corporation's common stock at a price not less than the market price of the stock on the date of grant.


                        OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------

                                                                               Potential Realizable Value
                                                                               at Assumed Annual Rates of
                                                                                Stock Price Appreciation
                               Individual Grants                                     for Option Term
-----------------------------------------------------------------------------------------------------------
                     Number of
                    Securities      Percent of
                    Underlying    Total Options
                      Options       Granted to     Exercise
       Name           Granted      Employees in      Price     Expiration Date        5%           10%
                                   Fiscal Year    (per share)
-----------------------------------------------------------------------------------------------------------
  Michael L. Cox      13,125           8.61         $23.46       July 1, 2013      $193,985     $489,581

  Roger M. Arwood     10,500           6.88          23.46       July 1, 2013       155,188      391,665

  Robert R. Connors    5,250           3.44          23.46       July 1, 2013       77,594       195,832

  Mark K. Hardwick     5,250           3.44          23.46       July 1, 2013       77,594       195,832

  Larry R. Helms       5,250           3.44          23.46       July 1, 2013       77,594       195,832

-----------------------------------------------------------------------------------------------------------

Aggregated Option Exercises and Fiscal Year-End Option Value Table
------------------------------------------------------------------

The following table contains information concerning (1) each exercise of stock options during 2003 under the 1989 Stock Option Plan, the 1994 Stock Option Plan, or the 1999 Long-term Equity Incentive Plan by each of the executive officers named in the Summary Compensation Table above, and (2) the value as of December 31, 2003 of each of the named executive officer's unexercised options on an aggregated basis.

                                AGGREGATED OPTION EXERCISES IN LAST FISCAL
                                  YEAR AND FISCAL YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------------------

                                                     Number of Securities       Value of Unexercised
                                                    Underlying Unexercised      In-the-Money Options
                    Shares Acquired      Value        Options at Fiscal          at Fiscal Year-End
        Name          On Exercise      Realized            Year-End           Exercisable/Unexercisable
                                                   Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------
  Michael L. Cox           0              $0           84,426 / 26,913           $764,303 / $26,906

  Roger M. Arwood          0               0           18,519 / 21,528            102,815 / 21,542

  Robert R. Connors        0               0              0 / 8,558                  0 / 11,358

  Mark K. Hardwick         0               0            3,008 / 9,662              18,280 / 10,776

  Larry R. Helms         4,949          71,354         31,938 / 11,022            228,471 / 12,260

-----------------------------------------------------------------------------------------------------------

Long-term Incentive Plan Awards Table
-------------------------------------

Under the restructured Senior Management Incentive Compensation Program, which became effective in 2000, the annual bonuses earned by participating employees are payable 2/3 in cash following the end of the fiscal year and 1/3 in "deferred stock units" two years after the bonus is earned. When payable, the units are valued at an amount equal to the fair market value of the Corporation's common stock on the date of payment, plus accumulated dividends. Payments for the units are made in cash, not stock. If the participant's employment is terminated for cause or is voluntarily terminated by the participant (except on account of retirement, death or disability) prior to the date of payment, the units are forfeited. The following table contains information concerning deferred stock unit awards for 2003 under the Senior Management Incentive Compensation Program to each of the executive officers named in the Summary Compensation Table above. The section of this Proxy

Statement entitled "Compensation and Human Resources Committee Report on Executive Compensation -- Cash Compensation," on pages 6 and 7, contains additional information about the Senior Management Incentive Compensation Program.

             LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------

                                          Number of Shares,         Performance or Other Period Until
                 Name                   Units or Other Rights              Maturation or Payout
-------------------------------------------------------------------------------------------------------------
  Michael L. Cox                                 301                        1/01/04 - 1/01/06

  Roger M. Arwood                                175                        1/01/04 - 1/01/06

  Robert R. Connors                              100                        1/01/04 - 1/01/06

  Mark K. Hardwick                               132                        1/01/04 - 1/01/06

  Larry R. Helms                                 165                        1/01/04 - 1/01/06

-------------------------------------------------------------------------------------------------------------

Pension Plans
-------------

The Corporation's qualified defined benefit pension plan, the First Merchants Corporation Retirement Pension Plan, covers the full-time employees of the Corporation and most of its subsidiaries. Its nonqualified "excess benefit" plan, the First Merchants Corporation Supplemental Executive Retirement Plan, provides benefits to designated executives that would otherwise be payable under the qualified plan if incentive compensation were included in compensation and Internal Revenue Code Section 401(a)(17) did not limit the amount of compensation that can be considered for purposes of calculating pension benefits accruing under the qualified plan. For plan years beginning on or after January 1, 2002, $200,000 is the maximum amount of compensation that can be considered for purposes of calculating pension benefits accruing under the qualified plan. This amount will increase to $205,000 for plan years beginning on or after January 1, 2004.

The following table shows the estimated annual benefits payable upon retirement at age 65 to persons born in 1951 (the average of the birth years of the executive officers named in the Summary Compensation Table above) in specified compensation and years of service classifications under the plans. The benefit amounts shown in the table include amounts payable under both the qualified and the nonqualified plans, for those executives who participate in both.

                                            PENSION PLAN TABLE
-----------------------------------------------------------------------------------------------------------

   Compensation                                       Years of Service
-----------------------------------------------------------------------------------------------------------

                          15              20             25                30                  35
-----------------------------------------------------------------------------------------------------------

    $125,000          $ 34,132         $ 45,509       $ 56,886         $ 56,886            $ 56,886
     150,000            42,007           56,009         70,011           70,011              70,011
     200,000            57,757           77,009         96,261           96,261              96,261
     250,000            73,507           98,009        122,510          122,510             122,510
     300,000            89,257          119,009        148,761          148,761             148,761
     350,000           105,007          140,009        175,011          175,011             175,011
     400,000           120,757          161,009        201,261          201,261             201,261
     450,000           136,507          182,009        227,511          227,511             227,511
-----------------------------------------------------------------------------------------------------------

Participants in the qualified plan who had at least 15 credited years of service and whose combined age and years of service totaled at least 65 as of January 1, 1991 are entitled to a pension benefit calculated under the formula that was in effect prior to 1990 if that will produce a greater benefit. Mr. Helms is the only executive officer named in the Summary Compensation Table who qualifies for a benefit under the pre-1990 formula. The following table shows the estimated annual benefits payable upon retirement at age 65 under the formula that was in effect prior to 1990 in specified compensation and years of service classifications under the plans. The benefit amounts shown in the table include amounts payable under both the qualified and the nonqualified plans, for those executives who participate in both.

                                  PENSION PLAN TABLE (Pre-1990 Formula)
-----------------------------------------------------------------------------------------------------------
    Compensation                                       Years of Service
-----------------------------------------------------------------------------------------------------------

                         15              20               25              30                  35
-----------------------------------------------------------------------------------------------------------
      $125,000         $ 37,500        $ 50,000         $ 62,500        $ 62,500            $ 62,500
       150,000           45,000          60,000           75,000          75,000              75,000
       200,000           60,000          80,000          100,000         100,000             100,000
       250,000           75,000         100,000          125,000         125,000             125,000
       300,000           90,000         120,000          150,000         150,000             150,000
       350,000          105,000         140,000          175,000         175,000             175,000
       400,000          120,000         160,000          200,000         200,000             200,000
       450,000          135,000         180,000          225,000         225,000             225,000
-----------------------------------------------------------------------------------------------------------

Benefits under the plans are determined primarily by average final compensation and years of service (to a maximum of 25 years) and are computed on the basis of straight-life annuity amounts. They are not subject to any deduction for Social Security or other offset amounts.

Compensation for purposes of the qualified plan consists of the base salary and service award components of the salary amounts reported in the Summary Compensation Table on page 10. Compensation for purposes of the nonqualified plan also includes the bonus amounts reported in the Summary Compensation Table. All of the executive officers named in the Summary Compensation Table are participants in the qualified plan. Mr. Connors became eligible to participate on January 1, 2004. Mr. Cox and Mr. Arwood are also participants in the nonqualified plan. The 2003 compensation used for purposes of calculating pension benefits under the plans, and the credited years of service as of January 1, 2004, of the executive officers named in the Summary Compensation Table are: Mr. Cox, $343,085 (9.7 years), Mr. Arwood, $243,395 (3.8 years), Mr.
Connors, $163,000 (0 years), Mr. Hardwick, $130,030 (6.1 years), and Mr. Helms, $132,480 (32.3 years).

Termination of Employment and Change of Control Arrangements
------------------------------------------------------------

The Corporation has change of control agreements with Messrs. Cox, Arwood, Connors, Hardwick and Helms which provide severance benefits in the event of both a change of control of the Corporation and a termination or constructive termination of the employment of the executive within 24 months after the change of control, unless such termination was for cause, because of the executive's death or disability, or by the executive other than on account of constructive termination. In general, a "change of control" means an acquisition by any person of 25% or more of the Corporation's voting shares, a change in the makeup of a majority of the Corporation's Board of Directors over a 24-month period, a merger of the Corporation in which the shareholders before the merger own 50% or less of the Corporation's voting shares after the merger, or approval by the Corporation's shareholders of a plan of complete liquidation of the Corporation or an agreement to sell or dispose of substantially all of the Corporation's assets. A "constructive termination" means, generally, a significant reduction in duties, compensation or benefits or a relocation of the executive's office outside of Muncie, Indiana unless agreed to by the executive. The severance benefits payable under the agreements, in addition to base salary and incentive compensation accrued through the date of termination, would be a lump sum to Messrs. Cox and Arwood, equal to 299%, and to Messrs. Connors, Hardwick and Helms, equal to 200%, of the sum of (1) their annual base salary and (2) their largest bonus under the Corporation's Senior Management Incentive Compensation Program during the 2 years preceding termination. The Corporation would also pay any excise tax imposed on the executive under Section 4999 of the Internal Revenue Code on an "excess parachute payment," and would provide 2 years' life, disability, accident and health insurance coverage, the bargain element value of outstanding stock options, outplacement services, and reasonable legal fees and expenses incurred as a result of the termination. The agreements were not entered into in response to any effort to acquire control of the Corporation, and the Board of Directors is not aware of any such effort.

PERFORMANCE GRAPH

The following graph compares the yearly change in the Corporation's cumulative total shareholder return on its common stock during the last 5 years with (1) the cumulative total return of the Russell 2000 Index, and (2) the cumulative total return of the Russell 2000 Financial Services Sector Index. The graph assumes $100 was invested on January 1, 1999 in the Corporation's common stock, and in each of the two indexes shown, and all dividends were reinvested.



                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 AMONG FIRST MERCHANTS CORPORATION, RUSSELL 2000
                   AND RUSSELL 2000 FINANCIAL SERVICES SECTOR



                              [LINE CHART OMITTED]







================== ============== =============== ============== =============== ============== =============
                   12/31/98       12/31/99        12/31/00       12/31/01        12/31/02       12/31/03
------------------ -------------- --------------- -------------- --------------- -------------- -------------
FMC                $100.00        $104.96         $  94.32       $109.05         $112.71        $137.42
------------------ -------------- --------------- -------------- --------------- -------------- -------------
Russell 2000       $100.00        $121.26         $117.59        $120.52         $  95.83       $141.11
------------------ -------------- --------------- -------------- --------------- -------------- -------------
Russell 2000       $100.00        $  94.13        $113.94        $131.76         $134.55        $187.66
Finl Serv
================== ============== =============== ============== =============== ============== =============

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Corporation is not aware of any person who is the beneficial owner of more than 5% of the Corporation's outstanding common stock. The following table lists the amount and percent of the Corporation's common stock beneficially owned on February 13, 2004 by directors (including directors who are retiring as of the 2004 annual meeting of shareholders), director nominees and the executive officers named in the Summary Compensation Table on page 10, and such persons and other executive officers as a group. Unless otherwise noted, the beneficial owner has sole voting and investment power.

                                                 Amount and Nature                          Percent
         Beneficial Owner                   of Beneficial Ownership                         of Class
----------------------------------------------------------------------------------------------------

         Stefan S. Anderson (20)                        113,016 (1)..............................*
         Roger M. Arwood                                 18,634 (2)..............................*
         James F. Ault                                   25,478 (3)..............................*
         Dennis A. Bieberich                             90,508 (4)..............................*
         Richard A. Boehning                             15,766 (5)..............................*
         Frank A. Bracken (20)                           97,191 (6)..............................*
         Blaine A. Brownell                               3,473 (7)..............................*
         Thomas B. Clark                                 12,521 (8)..............................*
         Michael L. Cox                                  98,175 (9)..............................*
         Barry J. Hudson                               497,883 (10)..............................2.68%
         Robert T. Jeffares                             12,092 (11)..............................*
         Norman M. Johnson                             388,499 (12)..............................2.10%
         Thomas D. McAuliffe                            73,912 (13)..............................*
         George A. Sissel                               10,345 (14)..............................*
         Robert M. Smitson (20)                         21,461 (15)..............................*
         John E. Worthen                                10,813 (16)..............................*
         Robert R. Connors                                 210...................................*
         Mark K. Hardwick                                3,885 (17)..............................*
         Larry R. Helms                                 54,727 (18)..............................*

         Directors and Executive
         Officers as a Group (19 persons) (20)       1,548,589 (19) .............................8.24%

         * Percentage beneficially owned is less than 1% of the outstanding shares.

          (1) Includes 2,071 shares held by his spouse, Joan Anderson, in which he disclaims beneficial ownership, and 36,698 shares that he may acquire during the next 60 days upon the exercise of stock options.

          (2) Includes 18,519 shares that he may acquire during the next 60 days upon the exercise of stock options.

          (3) Includes 13,318 shares held by his spouse, Marilyn Ault, in which he disclaims beneficial ownership, and 3,473 shares that he may acquire during the next 60 days upon the exercise of stock options.

          (4) Includes 33,650 shares held by his spouse, Melanie Bieberich, in which he disclaims beneficial ownership, and 4,052 shares that he may acquire during the next 60 days upon the exercise of stock options.

          (5) Includes 4,315 shares held jointly with his spouse, Phyllis Boehning, 5,586 shares held in trust for family members for which Mr. Boehning, as trustee, has voting and investment power, and 2,315 shares that he may acquire during the next 60 days upon the exercise of stock options.

          (6) Includes 4,825 shares held by his spouse, Judy Bracken, in which he disclaims beneficial ownership, and 9,957 shares that he may acquire during the next 60 days upon the exercise of stock options.

          (7) Includes 956 shares held by his spouse, Mardi Brownell, in which he disclaims beneficial ownership, and 2,517 shares that he may acquire during the next 60 days upon the exercise of stock options.

          (8) Includes 9,958 shares that he may acquire during the next 60 days upon the exercise of stock options.

          (9) Includes 5,828 shares held jointly with his spouse, Sharon Cox, and 84,426 shares that he may acquire during the next 60 days upon the exercise of stock options.

         (10) Includes 327,756 shares owned by Mutual Security, Inc., 97,319 shares held jointly with his spouse, Elizabeth Hudson, 12,026 shares held by his spouse as custodian for his children, in which he disclaims beneficial ownership, and 10,650 shares that he may acquire during the next 60 days upon the exercise of stock options.

         (11) Includes 3,595 shares held by his spouse, Olga Jeffares, in which he disclaims beneficial ownership, 4,475 shares held jointly with his spouse, Olga Jeffares, 1,709 shares held in trust for family members for which Mr. Jeffares, as trustee, has voting and investment power, and 2,315 shares that he may acquire during the next 60 days upon the exercise of stock options.

         (12) Includes 28,352 shares held by his spouse, Julia Johnson, in which he disclaims beneficial ownership, and 7,873 shares that he may acquire during the next 60 days upon the exercise of stock options.

         (13) Includes 43,833 shares held jointly with his spouse, Andrea McAuliffe, and 8,398 shares that he and his spouse hold as joint custodians for his children.

         (14) Includes 388 shares held jointly with his spouse, Mary Sissel, and 9,957 shares that he may acquire during the next 60 days upon the exercise of stock options.

         (15) Includes 5,859 shares held by his spouse, Marilyn Smitson, in which he disclaims beneficial ownership, and 9,957 shares that he may acquire during the next 60 days upon the exercise of stock options.

         (16) Includes 7,873 shares that he may acquire during the next 60 days upon the exercise of stock options.

         (17) Includes 3,008 shares that he may acquire during the next 60 days upon the exercise of stock options.

         (18) Includes 22,789 shares held jointly with his spouse, Sandra Helms, and 31,938 shares that he may acquire during the next 60 days upon the exercise of stock options.

         (19) Includes 255,486 shares that may be acquired during the next 60 days upon the exercise of stock options.

         (20) Messrs. Anderson, Bracken and Smitson serve as directors of the George and Frances Ball Foundation, Muncie, Indiana, which owns 182,267 shares (0.98%) of the Corporation's outstanding common stock. The Foundation's Board of Directors, which has 6 members, has the voting and investment power over the shares held by the Foundation. The Foundation's shares are not included in the totals of the shares beneficially owned by Messrs. Anderson, Bracken and Smitson or by directors and executive officers as a group.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

Certain directors and executive officers of the Corporation and its subsidiaries and their associates are customers of, and have had transactions with, the Corporation's subsidiary banks from time to time in the ordinary course of business. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Richard A. Boehning, a director of the Corporation and Lafayette, is Of Counsel with the law firm of Bennett, Boehning & Clary, Lafayette, Indiana, which serves as legal counsel to Lafayette. Bennett, Boehning & Clary was paid $119,209 in fees and expenses for legal services in 2003 to Lafayette.

COMMUNICATIONS WITH THE BOARD

Shareholders may communicate with the Corporation's Board of Directors by submitting an e-mail to the Board at bod@firstmerchants.com. All such e-mails will be automatically forwarded to the Chairman of the Nominating and Governance Committee, Mr. Clark, who will arrange for such communications to be relayed to the other directors.

DIRECTORS' ATTENDANCE AT ANNUAL SHAREHOLDERS MEETING

The Corporation's directors are encouraged to attend the annual meeting of shareholders. At the 2003 annual meeting, all but one of the 15 directors were in attendance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of the Corporation's stock with the Securities and Exchange Commission. Based on its records and the written representations of its directors and executive officers, the Corporation believes that during 2003 these persons complied with all Section 16(a) filing requirements, except that one late Form 4 report was filed on November 10, 2003 by John E. Worthen, who is retiring as a director as of the 2004 annual meeting, to report a sale of 364 shares on November 4, 2003.

PROPOSAL TO APPROVE THE FIRST MERCHANTS CORPORATION 2004 EMPLOYEE STOCK PURCHASE PLAN

On December 9, 2003, the Board of Directors approved the First Merchants Corporation 2004 Employee Stock Purchase Plan (the "2004 Stock Purchase Plan"), subject to approval by the holders of a majority of the Corporation's outstanding shares of common stock, which approval is now being sought. A copy of the 2004 Stock Purchase Plan is attached as Appendix B.

The 2004 Stock Purchase Plan is intended to replace the Corporation's previous employee stock purchase plans - the 1989, 1994 and 1999 Stock Purchase Plans. The Board of Directors believes that the 1989 and 1994 Stock Purchase Plans, and the 1999 Stock Purchase Plan, under which no more offerings can be made after the offering period ending June 30, 2004, have provided eligible employees of the Corporation and its participating subsidiaries a convenient way to purchase shares of the common stock of the Corporation through payroll deductions. The opportunity to purchase the Corporation's common shares has provided a significant incentive to these employees who contribute and are expected to contribute materially to the continued success of the Corporation. A substantial majority of these employees have become shareholders and/or increased their shareholdings through the Stock Purchase Plans, thus aligning their interests closely with those of other shareholders. Therefore, the Board recommends approval of the 2004 Stock Purchase Plan, which contains essentially the same provisions as were in the 1989, 1994 and 1999 Plans.

The principal features of the 2004 Stock Purchase Plan are set forth below.

Offerings. The 2004 Stock Purchase Plan provides for purchase of the Corporation's common stock by eligible employees through a maximum of 5 offerings, each of 12 months' duration. A total of 400,000 shares of the Corporation's common stock are to be reserved for issuance pursuant to the Plan. The fair market value of 400,000 shares as of December 31, 2003 was $10,204,000.

Eligibility. The employees eligible to participate in the Plan are all employees of the Corporation or a participating subsidiary who customarily work more than 20 hours per week and who have been employed for at least 6 months as of the first day of the offering. At the present time, there are approximately 1,016 employees who would be eligible to participate in the Plan.

Purchase of Shares. Prior to each offering period (July 1 to June 30), eligible employees will be entitled to elect to have up to 20% of their base salary or wages, excluding bonuses, overtime, incentive or other similar extraordinary remuneration, deducted from their pay and accumulated with interest until the end of that offering period, but not to exceed $25,000 per offering period. Participants may increase, decrease or suspend their payroll deductions one time each offering period and may withdraw the balance of their payroll deduction account at any time during each offering period. At the end of each offering period, the balance of each participant's payroll deduction account will be applied towards the purchase of the largest number of full shares of the Corporation's common stock possible, and each participant will receive a certificate evidencing such shares.

The benefits or amounts that will be received by or allocated to the participants under the 2004 Stock Purchase Plan, including the executive officers named in the Summary Compensation Table above, are not determinable. If the 2004 Stock Purchase Plan had been in effect for 2003, the benefits or amounts that would have been received by or allocated to the participants under the Plan, including the executive officers named in the Summary Compensation Table above, are also not determinable.

Price. The price at which the shares will be deemed to have been purchased (the "option price") will be determined by the Compensation and Human Resources Committee of the Board, and will be equal to the lesser of (i) 85% of the fair market value of the common stock at the time the option is granted (the "grant date"), or (ii) 85% of the fair market value of the common stock on the last day of the offering period (the "exercise date"). In general, for purposes of the 2004 Stock Purchase Plan "fair market value" means the last reported sale price of a share of stock for the particular date, as reported on Nasdaq; or if no sale took place, the last reported sale price of a share of stock on the most recent day on which a sale of a share of stock took place, as reported on Nasdaq.

Administration. The Compensation and Human Resources Committee will administer the 2004 Stock Purchase Plan. The Compensation and Human Resources Committee has the authority, subject to the terms of the Plan, to (i) adopt, alter, and repeal administrative rules and practices governing the Plan; (ii) interpret the terms and provisions of the Plan; and (iii) otherwise supervise the administration of the Plan.

Federal Income Tax Consequences. The 2004 Stock Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended. Consequently, the Compensation and Human Resources Committee's purchase of stock on behalf of a participant pursuant to the Plan will not cause any federal income tax consequences to the participant or the Corporation. If the participant holds the shares purchased pursuant to the Plan for more than 1 year after the exercise date and 2 years after the grant date (the "holding period"), upon selling the shares the participant's gain will be subject to capital gains treatment. The Corporation will not receive an income tax deduction in the event the participant disposes of the shares after completion of the holding period. However, if the participant sells the shares before the expiration of the holding period, the participant will have made a "disqualifying disposition" and will realize ordinary income on the date of sale equal to the difference between the option price and the fair market value of the shares on the exercise date. Upon the subsequent sale of any such shares, any appreciation or depreciation in the value of the shares after the date the option was exercised is treated as a capital gain or loss. The Corporation will receive an income tax deduction in the same amount and at the same time as the participant realizes ordinary income, but not as to any amount which is subject to capital gains treatment.

Shareholder Vote Required to Approve the 2004 Stock Purchase Plan. The favorable vote of a majority of the shares present and voting is required for approval of the 2004 Stock Purchase Plan. Abstentions and broker non-votes are considered neither a vote "for" nor "against."

The Board of Directors unanimously recommends a vote "FOR" the Proposal to Approve the First Merchants Corporation 2004 Employee Stock Purchase Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2003 with respect to compensation plans under which equity securities of the Corporation are authorized for issuance. It does not include information concerning equity securities that may be authorized for issuance under the First Merchants Corporation 2004 Employee Stock Purchase Plan described on pages 18 and 19 above.

------------------------------------- ----------------------- ------------------- -------------------------
                                                                                    Number of securities
                                                                                  remaining available for
                                       Number of securities    Weighted-average    future issuance under
                                        to be issued upon     exercise price of     equity compensation
                                           exercise of           outstanding          plans (excluding
           Plan Category               outstanding options,   options, warrants   securities reflected in
                                       warrants and rights        and rights           first column)
------------------------------------- ----------------------- ------------------- -------------------------
Equity compensation plans approved
by shareholders                              908,476                $20.66               163,244(1)

Equity compensation plans not
approved by shareholders(2)                   40,520                21.81                    0
------------------------------------- ----------------------- ------------------- -------------------------
Total                                        948,996                20.71                 163,244
------------------------------------- ----------------------- ------------------- -------------------------

(1) This number does not include shares remaining available for future issuance under the 1999 Long-term Equity Incentive Plan, which was approved by the Corporation's shareholders at the 1999 annual meeting. The aggregate number of shares that are available for grants under that Plan in any calendar year is equal to the sum of: (a) 1% of the number of common shares of the Corporation outstanding as of the last day of the preceding calendar year; plus (b) the number of shares that were available for grants, but not granted, under the Plan in any previous year; but in no event will the number of shares available for grants in any calendar year exceed 1 1/2 % of the number of common shares of the Corporation outstanding as of the last day of the preceding calendar year. The 1999 Long-term Equity Incentive Plan will expire in 2009.

(2) The only plan not approved by the Corporation's shareholders involves non-qualified options to purchase the Corporation's common stock at a price not less than the market price of the stock on the date of the grant, awarded between 1997 and 2002 to directors of First Merchants who, on the dates of the grants: (a) were serving as directors of First Merchants; (b) were not employees of the Corporation, First Merchants, or any of the Corporation's other subsidiaries; and (c) were not serving as directors of the Corporation. The options are exercisable during a period of ten years after the dates of the grants.

INDEPENDENT PUBLIC ACCOUNTANTS

Selection of Independent Public Accountants
-------------------------------------------

The Board, subject to the approval of the shareholders, has selected BKD, LLP as the Corporation's independent public accountants for 2004. Representatives of the firm are expected to be present at the annual shareholders' meeting. They will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of the firm of BKD, LLP as independent public accountants for 2004.

Fees for Professional Services Rendered by BKD, LLP
---------------------------------------------------

The following table shows the aggregate fees billed by BKD, LLP for audit and other services rendered to the Corporation for 2002 and 2003.

                                       2002                     2003
                                       ----                     ----
         Audit Fees                  $316,083                 $250,626
         Audit-Related Fees            33,280                   39,826
         Tax Fees                      58,700                   44,454
         All Other Fees                  0                        0
                                   --------------           --------------
         Total Fees                  $408,063                 $334,906
                                   ==============           ==============

The audit fees were for professional services rendered for the audit of the Corporation's annual financial statements and review of financial statements included in the Corporation's Form 10-Q and services that are normally provided by BKD, LLP to the Corporation in connection with statutory and regulatory filings or engagements.

The audit-related fees were for professional services rendered for the audit of the Corporation's stock and employee benefit plans.

The tax fees were for professional services rendered for preparation of tax returns and consultations with the Corporation on various tax matters.

The Audit Committee has considered whether the provision by BKD, LLP of the services covered by the fees other than the audit fees is compatible with maintaining BKD, LLP's independence and believes that it is compatible.

Pre-approval Policies and Procedures
------------------------------------

The Audit Committee pre-approves all audit and non-audit services performed by the Corporation's independent auditors in order to assure that the provision of such services does not impair the auditor's independence. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under this policy, pre-approval is provided for 12 months from the date of pre-approval unless the Committee specifically provides for a different period. The policy is detailed as to the particular services or category of services and fee levels that are pre-approved. Unless a service or type of service to be provided by the independent auditors has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Committee must also approve any proposed services exceeding the pre-approved fee levels. The independent auditors are required to provide detailed back-up documentation with respect to each proposed pre-approved service at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority has been delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit
Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2005 annual meeting of the shareholders must be received by the Secretary of the Corporation at the Corporation's principal office by November 8, 2004, for inclusion in the Corporation's 2005 proxy statement and form of proxy relating to that meeting.

Shareholder proposals, if any, intended to be presented at the 2004 annual meeting that were not submitted for inclusion in this proxy statement will be considered untimely unless they were received by the Secretary of the Corporation at the Corporation's principal office by January 21, 2004.

OTHER MATTERS

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitations by mail, proxies may be solicited personally or by telephone or other electronic means, but no solicitation will be made by specially engaged employees or paid solicitors.

The Board and management are not aware of any matters to be presented at the annual meeting of the shareholders other than the election of the directors. However, if any other matters properly come before such meeting or any adjournment thereof, the holders of the proxies are authorized to vote thereon at their discretion, provided the Corporation did not have notice of any such matter on or before January 21, 2004.

                                              By Order of the Board of Directors

Muncie, Indiana                               Larry R. Helms
March 5, 2004                                 Secretary

                                   APPENDIX A

               FIRST MERCHANTS CORPORATION AUDIT COMMITTEE CHARTER

ROLE
----

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of First Merchants Corporation (the "Corporation") to assist the
Board:
          1. In its oversight of the Corporation's accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures;
          2. In its oversight and supervision of the Corporation's internal audit function;
          3. In its oversight of the certification of the Corporation's quarterly and annual financial statements and disclosures and assessment of internal disclosure controls by the Corporation's Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO");
          4. In its oversight of the Corporation's consolidated financial statements and the independent external audit thereof, including the appointing, compensating, overseeing (including resolving any disagreements between management and the independent external auditor regarding financial reporting); and
          5.  In evaluating the independence of the external auditors.

MEMBERSHIP
----------

The members of the Committee shall meet the independence and experience requirements of Nasdaq and any other applicable laws and regulations. These requirements specifically include the rules of the Securities and Exchange Commission ("SEC") regarding audit committee financial experts, as defined.
          1. The number and names of person determined to be audit committee financial experts will be disclosed in the Corporation's annual report.
          2. The Corporation will disclose in the annual report whether the audit committee financial experts are independent of management, and if not, why.
          3. If it is determined that the Corporation does not have a financial expert on the Committee, it must disclose that fact and explain why it does not.
Members of the Committee shall be appointed annually by majority vote of the Board and will serve until the next annual meeting of the Board.

MEETINGS
--------

The Committee shall meet four times annually or more frequently as circumstances require:
          1. To discuss with the Senior Staff Auditor and/or the outsourced internal auditor the status of completion of the annual audit plan and audit reports arising therefrom.
          2. To discuss with management the annual audited financial statements and quarterly financial results and the required certifications of the CEO and CFO.
          3. At least annually, the Committee will meet separately with the internal auditor and the independent external auditor, without any members of management being present, to discuss matters that the Committee or any of these persons or firms believes should be discussed privately.
          4. The Committee may request any officer or employee of the Corporation, or independent counsel, or independent external auditors to attend a meeting.

RESPONSIBILITIES
----------------

Overseeing Financial Reporting and Disclosures
The Committee shall:
          1. Read and approve, prior to filing, the Corporation's annual audited financial statements filed with the SEC and consider whether they accurately and appropriately reflect their knowledge of the financial condition of the Corporation and its results of operations. Specific consideration will be given to the accuracy of the financial statements, off-balance-sheet transactions, disclosure of pro forma financial information, and real time issuer disclosure matters.
          2. Determine that management has put in place procedures to report to the SEC, changes in Corporation stockholdings by directors, executive officers, and more than 10% stockholders of the Corporation.
          3. Ensure that the Corporation has established adequate procedures to ensure that quarterly and annual financial statements and disclosures are accurate and complete. This will include reviewing and approving the quarterly and annual CEO and CFO certifications.
          4. Determine that the Corporation has complied with requirements of the SEC to disclose in periodic reports whether or not the Corporation has established a Code of Ethics.
          5. Determine that the Corporation has complied with requirements of the SEC to disclose the approval by the Committee of all non-audit services to be performed by the Corporation's independent external auditor.

Internal Audit Supervision
The Committee shall:
          1. Review the appointment of the Senior Staff Auditor and/or outsourced internal auditor; and
          2.  Evaluate the effectiveness of the internal audit function.

Independent External Auditor
The Committee shall:
          1. Recommend the appointment and/or discharge of the independent external auditor;
          2.  Pre-approve the external auditor's fees;
          3.  Evaluate the external auditor's independence; and
          4. Pre-approve all permissible non-audit services to be provided by the external auditors.

Internal and External Audit Plans and Results
The Committee shall:
          1. Review and approve the annual audit plans of the internal audit function and the independent external auditor;
          2.  Approve any changes to the annual audit plans;
          3. Meet with the Senior Staff Auditor and/or outsourced internal auditor to discuss the status of completion of the annual internal audit plans and the periodic internal audit reports;
          4. Review with management the results of the independent external auditor's quarterly financial statements reviews;
          5. Review with management and the independent external auditor the results of the annual financial statements audit;
          6. Review with management and the independent external auditor their assessment of the quality of the Corporation's accounting principles, the adequacy of internal accounting and disclosure controls and resolution of identified significant deficiencies or material weaknesses and reportable conditions in internal accounting and disclosure controls;
          7. Review compliance with laws and regulations and other audit reports deemed significant by the Committee:
          8. Receive certain communications from the independent external auditors on an annual basis which include required communications under generally accepted auditing standards; and
          9. Based on these reviews, the Committee shall make its recommendation to the Board as to the inclusion of the audited consolidated financial statements in the Corporation's annual report on Form 10-K.

Annual Proxy Statement Disclosure
The Committee should report activities to the Board and issue an annual report to be included in the Corporation's proxy statement. In addition, the Committee shall re-approve the Committee Charter annually, with a copy of the charter filed with the SEC every three (3) years, and after any amendments.

Fraud Reporting and Handling of Complaints
The Committee shall have the responsibility for establishing procedures for:
          1. Receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal controls, or auditing matters; and
          2. The confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Regulatory Responsibilities
The Committee shall advise the Board with respect to any significant change in the BOPEC ratings of the Corporation and/or the CAMELS rating of any subsidiary bank.

RESOURCES AND AUTHORITY
-----------------------

The Committee shall:
          1. Meet with the Corporation's general in-house legal counsel, when appropriate;
          2.  Retain legal counsel at its discretion; and
          3. Engage independent legal counsel, auditors, or other advisors as it determines necessary to carry out its duties.

FUNDING
-------

The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, for payment of compensation:
          1. To the registered independent external auditor employed by the Corporation for the purpose of rendering or issuing an audit report, and
          2.  To any advisors employed by the Committee.

                                   APPENDIX B

          FIRST MERCHANTS CORPORATION 2004 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION
------------

The First Merchants Corporation 2004 Employee Stock Purchase Plan (the "Plan") was adopted by the Board of Directors (the "Board") of First Merchants Corporation (the "Company") on December 9, 2003, subject to approval of the Company's shareholders at their annual meeting on April 22, 2004. The effective date of the Plan shall be July 1, 2004, if it is approved by the shareholders. The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries a convenient opportunity to purchase shares of common stock of the Company through annual offerings financed by payroll deductions. As used in this Plan, "subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are, or in the future become, owned or controlled, directly or indirectly, by the Company.

The Plan may continue until all the stock allocated to it has been purchased or until after the fifth offering is completed, whichever is earlier. The Board may terminate the Plan at any time, or make such amendment of the Plan as it may deem advisable, but no amendment may be made without the approval of the Company's shareholders if it would materially: (i) increase the benefits accruing to participants under the Plan; (ii) modify the requirements as to eligibility for participation in the Plan; (iii) increase the number of shares which may be issued under the Plan, (iv) increase the cost of the Plan to the Company; or (v) alter the allocation of Plan benefits among participating employees.

The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986 (the "Code") and is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). It is the Company's intention to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code, and the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

ADMINISTRATION
--------------

The Plan is administered by the Compensation and Human Resources Committee (the "Committee"), which consists of two or more members of the Board, none of whom are eligible to participate in the Plan and all of whom are "non-employee directors," as such term is defined in Rule 16b-3(b)(3) of the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall prescribe rules and regulations for the administration of the Plan and interpret its provisions. The Committee may correct any defect, reconcile any inconsistency or resolve any ambiguity in the Plan. The actions and determinations of the Committee on matters relating to the Plan are conclusive. The Committee and its members may be addressed in care of the Company at its principal office. The members of the Committee do not serve for fixed periods but may be appointed or removed at any time by the Board.

STOCK SUBJECT TO THE PLAN
-------------------------

An aggregate of 400,000 shares of common stock, without par value, of the Company (the "Common Stock") is available for purchase under the Plan. Shares of Common Stock which are to be delivered under the Plan may be obtained by the Company by authorized purchases on the open market or from private sources, or by issuing authorized but unissued shares of Common Stock. In the event of any change in the Common Stock through recapitalization, merger, consolidation, stock dividend or split, combination or exchanges of shares or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding offering as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under the Plan and the price of the current offering. If the number of shares of Common Stock that participating employees become entitled to purchase is greater than the number of shares of Common Stock available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair and equitable. No fractional shares of Common Stock shall be issued or sold under the Plan.

ELIGIBILITY
-----------

All employees of the Company and such of its subsidiaries as shall be designated by the Committee will be eligible to participate in the Plan. No employee shall be eligible to participate in the Plan if his or her customary employment is less than 20 hours per week. No employee shall be eligible to participate in an offering unless he or she has been continuously employed by the Company or subsidiary for at least six months as of the first day of such offering. No employee shall be eligible to participate in the Plan if, immediately after an option is granted under the Plan, the employee owns more than five percent (5%) of the total combined voting power or value of all classes of shares of the Company or of any parent or subsidiary of the Company.

OFFERINGS, PARTICIPATING, DEDUCTIONS
------------------------------------

The Company may make up to five offerings of 12 months' duration each to eligible employees to purchase Common Stock under the Plan. An eligible employee may participate in such offering by authorizing at any time prior to the first day of such offering a payroll deduction for such purpose in whole dollar amounts, up to a maximum of twenty percent (20%) of his or her basic salary or wages, excluding any bonus, overtime, incentive or other similar extraordinary remuneration received by such employee. The Committee may at any time suspend an offering if required by law or if determined by the Committee to be in the best interests of the Company.

The Company will maintain or cause to be maintained payroll deduction accounts for all participating employees. All funds received or held by the Company or its subsidiaries under the Plan may be, but need not be, segregated from other corporate funds. Payroll deduction accounts will be credited with interest at such rates and intervals as the Committee shall determine from time to time. Any balance remaining in any employee's payroll deduction account at the end of an offering period will be refunded to the employee.

Each participating employee will receive a statement of his or her payroll deduction account and the number of shares of Common Stock purchased therewith following the end of each offering period.

Subject to rules, procedures and forms adopted by the Committee, a participating employee may at any time during the offering period increase, decrease or suspend his or her payroll deduction, or may withdraw the entire balance of his or her payroll deduction account and thereby withdraw from participation in an offering. Under the initial rules established by the Committee, payroll deductions may not be altered more than once in each offering period and withdrawal requests may be received on or before the last day of such offering. In the event of a participating employee's retirement, death or termination of employment, his or her participation in any offering under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan, and the balance in the employee's account shall be paid to the employee, or, in the event of the employee's death, to the employee's beneficiary designated on a form approved by the Committee (or, if the employee has not designated a beneficiary, to his or her estate).

PURCHASE, LIMITATIONS, PRICE
----------------------------

Each employee participating in any offering under the Plan will be granted an option, upon the effective date of such offering, for as many full shares of Common Stock as the amount of his or her payroll deduction account at the end of any offering period can purchase. No employee may be granted an option under the Plan which permits his or her rights to purchase Common Stock under the Plan, and any other stock purchase plan of the Company or a parent or subsidiary of the Company qualified under Section 423 of the Code, to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. As of the last day of the offering period, the payroll deduction account of each participating employee shall be totaled. If such account contains sufficient funds to purchase one or more full shares of Common Stock as of that date, the employee shall be deemed to have exercised an option to purchase the largest number of full shares of Common Stock at the offering price. Such employee's account will be charged for the amount of the purchase and the employee's book entry stock account will be credited with the number of shares of Common Stock purchased.

The Committee shall determine the purchase price of the shares of Common Stock which are to be sold under each offering, which price shall be the lesser of (i) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is granted, or (ii) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is exercised. "Fair Market Value" of a share of Common Stock on a given date is defined as the last reported sale price of a share on such date, or if no sale took place, the last reported sale price of a share of stock on the most recent day on which a sale of a share of stock took place as recorded on the Nasdaq Stock Market or national securities exchange on which the Common Stock of the Company is listed on such date. If the Common Stock of the Company isn't listed on such date on the Nasdaq Stock Market or a national securities exchange, "Fair Market Value" is defined as the fair market value of a share on such date as determined in good faith by the Committee.

STOCK ACCOUNTS, TRANSFER OF INTERESTS
-------------------------------------

Shares of Common Stock purchased under the Plan may be registered in the name of a nominee or held in such other manner as the Committee determines to be appropriate. A book entry stock account will be established in each participating employee's name. Each participating employee will be the beneficial owner of the Common Stock purchased under the Plan and credited to his or her stock account, and he or she will have all rights of beneficial ownership in such Common Stock. The Company or its nominee will retain custody of the Common Stock purchased under the Plan until specifically requested in writing by the participating employee to be sold, transferred or delivered. A participating employee may request that a stock certificate, representing all or part of the shares of Common Stock credited to his or her stock account, be issued and delivered to the participating employee at any time.

No option, right or benefit under the Plan may be transferred by a participating employee other than by will or the laws of descent and distribution, and all options, rights and benefits under the Plan may be exercised during the participating employee's lifetime only by such employee or the employee's guardian or legal representative. There are no restrictions imposed by or under the Plan upon the resale of shares of Common Stock issued under the Plan.

Certain officers of the Company are subject to restrictions under Section 16(b) of the 1934 Act. With respect to such officers, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void if permitted by law and deemed advisable by the Committee.

Beneficial ownership of the shares of Common Stock purchased under the Plan may be held only in the name of the participating employee, or, if such employee so indicates on his or her authorization form, in his or her name jointly with a member of his or her family, with right of survivorship. A participating employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may hold shares in the employee's name as tenant in common with a member of his or her family, without right of survivorship.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                          FIRST MERCHANTS CORPORATION

                                 April 22, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

   v Please detach along perforated line and mail in the envelope provided. v
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS AND MANAGEMENT OF FIRST MERCHANTS CORPORATION
                  RECOMMEND A VOTE "FOR" THE PROPOSALS LISTED.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    Election of Directors:

                                  NOMINEES:
|_| FOR ALL NOMINEES              ( ) Michael L. Cox
                                  ( ) Norman M. Johnson
|_| WITHHOLD AUTHORITY            ( ) Thomas D. McAuliffe
    FOR ALL NOMINEES              ( ) Robert M. Smitson

|_| FOR ALL EXCEPT
    (See Instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please             |_|
note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
                                                       FOR    AGAINST    ABSTAIN
2.    Proposal to approve the First Merchants          |_|      |_|        |_|
      Corporation 2004 Employee Stock Purchase Plan.

                                                       FOR    AGAINST    ABSTAIN
3.    Proposal to ratify the appointment of the        |_|      |_|        |_|
      firm of BKD, LLP as the independent public accountants for 2004.

4. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting, provided the Corporation did not have notice of any such matter on or before January 21, 2004.

This proxy will be voted as directed, but if not otherwise directed this proxy will be voted "FOR" Items 1, 2 and 3.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' AND MANAGEMENT'S RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

      MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. |_|

                         _________________________________        ______________

Signature of Shareholder _________________________________  Date: ______________

                         _________________________________        ______________

Signature of Shareholder _________________________________  Date: ______________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                     PROXY

                          FIRST MERCHANTS CORPORATION

                          PROXY SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF FIRST MERCHANTS CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 22, 2004

      The undersigned hereby appoints Clell W. Douglass and Hamer D. Shafer, and each of them, as proxies with power of substitution, to represent and to vote all shares of common stock of First Merchants Corporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of First Merchants Corporation to be held at the Horizon Convention Center, 401 South High Street, Muncie, Indiana 47305, at 3:30 PM EST on April 22, 2004, and at any adjournment thereof, with all of the powers the undersigned would possess if personally present. If any of the nominees for election as Directors is unable or declines to serve for any reason, the persons listed above have the authority to vote for any substitute nominee named by the Board of Directors of First Merchants Corporation.

      (Continued, and to be marked, dated and signed on the reverse side)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                          FIRST MERCHANTS CORPORATION

                                 April 22, 2004

                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                     - OR -
                                                    ----------------------------
TELEPHONE - Call toll-free 1-800-PROXIES from any   COMPANY NUMBER
touch-tone telephone and follow the instructions.   ----------------------------
Have your proxy card available when you call.       ACCOUNT NUMBER
                                                    ----------------------------

                     - OR -                         ----------------------------

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

    Please detach along perforated line and mail in the envelope provided IF
  v            you are not voting via telephone or the Internet.             v
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS AND MANAGEMENT OF FIRST MERCHANTS CORPORATION
                  RECOMMEND A VOTE "FOR" THE PROPOSALS LISTED.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    Election of Directors:

                                  NOMINEES:
|_| FOR ALL NOMINEES              ( ) Michael L. Cox
                                  ( ) Norman M. Johnson
|_| WITHHOLD AUTHORITY            ( ) Thomas D. McAuliffe
    FOR ALL NOMINEES              ( ) Robert M. Smitson

|_| FOR ALL EXCEPT
    (See Instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please             |_|
note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
                                                       FOR    AGAINST    ABSTAIN
2.    Proposal to approve the First Merchants          |_|      |_|        |_|
      Corporation 2004 Employee Stock Purchase Plan.

                                                       FOR    AGAINST    ABSTAIN
3.    Proposal to ratify the appointment of the        |_|      |_|        |_|
      firm of BKD, LLP as the independent public accountants for 2004.

4. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting, provided the Corporation did not have notice of any such matter on or before January 21, 2004.

This proxy will be voted as directed, but if not otherwise directed this proxy will be voted "FOR" Items 1, 2 and 3.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' AND MANAGEMENT'S RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

      MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. |_|

                         _________________________________        ______________

Signature of Shareholder _________________________________  Date: ______________

                         _________________________________        ______________

Signature of Shareholder _________________________________  Date: ______________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                     PROXY

                          FIRST MERCHANTS CORPORATION

                          PROXY SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF FIRST MERCHANTS CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 22, 2004

      The undersigned hereby appoints Clell W. Douglass and Hamer D. Shafer, and each of them, as proxies with power of substitution, to represent and to vote all shares of common stock of First Merchants Corporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of First Merchants Corporation to be held at the Horizon Convention Center, 401 South High Street, Muncie, Indiana 47305, at 3:30 PM EST on April 22, 2004, and at any adjournment thereof, with all of the powers the undersigned would possess if personally present. If any of the nominees for election as Directors is unable or declines to serve for any reason, the persons listed above have the authority to vote for any substitute nominee named by the Board of Directors of First Merchants Corporation.

      (Continued, and to be marked, dated and signed on the reverse side)